                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549




                                     FORM 8-K/A
                                 (Amendment No. 1)

                                   CURRENT REPORT


                    Filed Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): March 27, 1998


                    AMERICAN REAL ESTATE INVESTMENT CORPORATION
               (Exact Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
         Maryland                   1-12514                   84-1246585
      (State or Other             (Commission               (IRS Employer
      Jurisdiction of            File Number)            Identification No.)
      Incorporation)
--------------------------------------------------------------------------------


                        620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (610) 834-7950
--------------------------------------------------------------------------------

The purpose of this filing is to file the Item 7 information for the acquisitions of the GATX Properties and the Double M Development Properties which were consummated on March 27, 1998 and were originally reported in a Current Report on Form 8-K filed on April 10, 1998.


ITEM 5.   OTHER EVENTS

               On May 29, 1998 the Registrant announced in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference the signing of definitive agreements to acquire a fifteen building office portfolio located in New York State for approximately $130,000,000 and eight industrial buildings located in Ohio, Rochester, New York and the suburbs of Albany, New York for an aggregate of approximately $27,400,000. These transactions are subject to the completion of the Company's due diligence.

               In addition, the Company reported that it has entered into an agreement, which is subject to the receipt of approval from the U. S. Department of Housing and Urban Development, to sell its only remaining multi-family property (Quadrangles Village apartments) for approximately $26,800,000.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          The audited statement of revenue and certain operating expenses of the Double M Development Properties for the year ended December 31, 1997 are included on pages F-17 to F-19.

          The audited statement of revenue and certain operating expenses of the GATX Properties for the year ended December 31, 1997 are included on pages F-20 to F-22.


     (b)  PRO FORMA FINANCIAL INFORMATION.

          Pro forma financial information which reflects the Registrant's acquisition of the Double M Development Properties and the GATX Properties as of and for the three month period ended March 31, 1998 and the year ended December 31, 1997 are included on pages F-1 to F-16.

     (c)  EXHIBITS

          10.1 Agreements of Sale and Purchase- Double M Development Properties and First Amendment dated March 9, 1998.

          10.2 Agreement of Sale and Purchase- GATX Properties and Assignment dated March 16, 1998.

          10.3 Promissory Note for $8,430,000 dated March 27, 1998 between Virginia Street Associates and Column Financial, Inc.

          10.4 Promissory Note for $5,725,000 dated March 27, 1998 between Virginia Street Associates and Column Financial, Inc.

          10.5 Promissory Note for $3,630,000 dated March 27, 1998 between McBride Properties and Column Financial, Inc.

          99.1   Press release dated May 29, 1998

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AMERICAN REAL ESTATE INVESTMENT
                                   CORPORATION


     Date:  June 10, 1998     By   /s/ Jeffrey E. Kelter
                                   ---------------------
                                   Jeffrey E. Kelter
                                   President

     Date:  June 10, 1998     By:  /s/ Timothy E. McKenna
                                   ----------------------
                                   Timothy E. McKenna
                                   Treasurer
                                   (Principal Financial and Accounting Officer)

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

                                        INDEX



I.     UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
       FINANCIAL STATEMENTS

       -    Pro Forma Condensed Consolidating Statement of Operations for the
            three month period ended March 31, 1998..................................  F-2
       -    Pro Forma Condensed Consolidating Statement of Operations for the
            year ended December 31, 1997.............................................  F-4
       -    Notes and Management's Assumptions to Unaudited Pro Forma
            Condensed Consolidating Financial Information............................  F-6


II.    DOUBLE M DEVELOPMENT PROPERTIES
       -    Report of Independent Public Accountants.................................  F-17
       -    Statement of Revenue and Certain Expenses for the three month period ended March 31, 1998 (unaudited) and year ended December 31,
            1997 (audited)...........................................................  F-18
       -    Notes to Statement of Revenue and Certain Expenses.......................  F-19


III.   GATX PROPERTIES
       -    Report of Independent Public Accountants.................................  F-20
       -    Statement of Revenue and Certain Expenses for the three month period ended March 31, 1998 (unaudited) and year ended December 31, 1997
            (audited)................................................................  F-21
       -    Notes to Statement of Revenue and Certain Expenses.......................  F-22

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


The following sets forth the unaudited pro forma condensed consolidating statements of operations for American Real Estate Investment Corporation (the "Company") as of March 31, 1998 and December 31, 1997.

The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The unaudited pro forma consolidating financial information is presented as if the following events occurred on January 1, 1997 for purposes of the statements of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements

- On January 9, 1998, the Company consummated the sale of a 300 unit multi-family residential property known as Americana Lakewood Apartments located in the metropolitan Denver area for a gross sales price of $15,066,000. In addition, during 1997, the Company sold three other directly owned and one indirectly owned multi-family residential properties (Timberleaf, Sedona, International and Emerald Point).

- DOUBLE M DEVELOPMENT PROPERTIES AND GATX PROPERTIES TRANSACTIONS. On March 27, 1998, the Company acquired, from Double M Development Properties, approximately 285,500 and 182,800 square foot of industrial warehouse facilities located in Middletown and Camp Hill Pennsylvania, respectively. These properties consist of five buildings. Additionally, the Company acquired the GATX Properties from TriNet Corporate Realty Trust, Inc., these properties consisted of four industrial buildings aggregating 650,000 square feet located in Liverpool, New York.


All of the above acquisition transactions were accounted for using the purchase method of accounting.

This unaudited pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company for the year ended December 31, 1997 and the Company's Quarterly Report on Form 10-Q, for the three months ended March 31, 1998, which are incorporated by reference.

The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transactions discussed above been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations of the Company. In management's opinion, all adjustments consisting of normal recurring adjustments necessary to reflect the effects of the transactions have been made.

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                  FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1998

             (Unaudited--in thousands, except Share and Per Share Data)



                                                    One Philips         Double M
                                                    Drive and         Development
                                         The       101 Commerce      Properties and                          Other         The
                                       Company         Drive        GATX Properties        Property        Pro Forma     Company
                                     Historical   Acquisitions(A)    Acquisitions(B)    Dispositions(C)   Adjustments   Pro Forma
                                     ----------   ---------------    ---------------    ---------------   -----------   ---------
REVENUE:

  Minimum rent                        $   5,263       $      87         $     773         $     (48)                    $   6,075
  Tenant reimbursements and
    other income                            478               3                78                                             559
                                      ---------       ---------         ---------         ---------         ---------   ---------
        Total revenue                     5,741              90               851               (48)                        6,634

OPERATING EXPENSES:
  Repairs and maintenance                   121                                37                (1)                          157
  Property taxes                            290               3                47                (3)                          337
  Property management fees                  168                                                  (2)                          166
  Utilities                                 191                                25                (2)                          214
  Payroll                                   118                                                  (5)                          113
  Other property operations                  54                                                  (6)                           48
  General and administrative                160                                                                               160
  Interest                                1,915              38               327               (20)                        2,260
  Depreciation and amortization             932              19               150                (5)                        1,096
                                      ---------       ---------         ---------         ---------         ---------   ---------
        Total operating expenses          3,949              60               586               (44)                        4,551


                                     (continued)

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                  FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1998

             (Unaudited--in thousands, except Share and Per Share Data)



                                                                         Double M
                                                 One Philips Drive     Development
                                         The          and 101         Properties and                          Other         The
                                       Company     Commerce Drive    GATX Properties        Property        Pro Forma     Company
                                     Historical   Acquisitions (A)   Acquisitions (B)   Dispositions (C)   Adjustments   Pro Forma
                                     ----------   ----------------   ----------------   ----------------   -----------   ---------
EQUITY IN EARNINGS (LOSSES) FROM
INVESTMENT IN PARTNERSHIP AND
MANAGEMENT COMPANY                   $     (162)   $                  $                   $                $             $    (162)

    MINORITY INTEREST                    (3,617)                                                                 2,810(D)     (807)

 GAINS ON SALE OF PROPERTY                6,880                                                                 (6,880)
                                     ----------    ---------------    ----------------    -------------    -----------   ---------

 NET INCOME (LOSS)                   $    4,893    $            30    $            265    $          (4)        (4,070)  $   1,114
                                     ----------    ---------------    ----------------    -------------    -----------   ---------
                                     ----------    ---------------    ----------------    -------------    -----------   ---------

BASIC EARNINGS PER SHARE             $      .90                                                                          $     .20
                                     ----------                                                                          ---------
                                     ----------                                                                          ---------

DILUTED EARNINGS PER SHARE           $      .87                                                                          $     .20
                                     ----------                                                                          ---------
                                     ----------                                                                          ---------
WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING - BASIC            5,446,278                                                                          5,446,278
                                     ----------                                                                          ---------
                                     ----------                                                                          ---------

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING - DILUTED          9,802,235                                                                          9,802,235
                                     ----------                                                                          ---------
                                     ----------                                                                          ---------


      The accompanying notes and management's assumptions are an integral part of this statement.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

              PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                         FOR THE YEAR ENDED DECEMBER 31,1997

              (Unaudited--in thousands, except Share and Per Share Data)



                                                                                    1997 EVENTS
                                                   ---------------------------------------------------------------------------


                                         The                                                             1997
                                       Company         Property         McBride      Penn Square     Acquisition        1997
                                      Historical   Dispositions(a)   Portfolio(b)   Properties(c)   Properties(d)     Subtotal
                                      ----------   ---------------   ------------   -------------   -------------     --------
REVENUE:

  Minimum rent                         $   7,732       $  (1,457)     $    9,310                      $    3,189    $   18,774
  Tenant reimbursements and
     other income                            465                           1,098                             400         1,963
                                      ----------      ----------      ----------      ----------      ----------    ----------

       Total revenue                       8,197          (1,457)         10,408                           3,589        20,737


OPERATING EXPENSES:
  Repairs and maintenance                    427            (116)            647                             248         1,206
  Property taxes                             376             (57)            516                             314         1,149
  Property management fees                   252             (47)                                                          205
  Utilities                                  637            (279)            507                                           865
  Payroll                                    551            (193)                                                          358
  Other property operations                  869            (203)             66                              82           814
  General and administrative                 732                                                                           732
  Buyout of employment
    agreements, warrants and
    options expense                        3,203                                                                         3,203
  Interest                                 3,134            (845)          3,348                           1,234         6,871
  Depreciation and amortization              909            (158)          1,946                             673         3,370
                                      ----------      ----------      ----------      ----------      ----------    ----------
       Total operating expenses           11,090          (1,898)          7,030                           2,551        18,773




                                                          1998 EVENTS
                                      ----------------------------------------------------
                                        One Philips        Double M
                                         Drive and        Development
                                        101 Commerce    Properties and                          Other          The
                                           Drive        GATX Properties       Property        Pro Forma      Company
                                      Acquisitions(e)   Acquisitions(f)   Dispositions (g)   Adjustments    Pro Forma
                                      ---------------   ---------------   ----------------   -----------    ---------
REVENUE:

  Minimum rent                           $    3,976        $    3,375        $   (2,200)                   $   23,925
  Tenant reimbursements and                     149               330                                           2,442
    other income                         ----------        ----------        ----------       ----------   ----------

       Total revenue                          4,125             3,705            (2,200)                       26,367


OPERATING EXPENSES:
  Repairs and maintenance                                          59               (56)                        1,209
  Property taxes                                145               196              (118)                        1,372
  Property management fees                                                          (87)                          118
  Utilities                                                       104              (107)                          862
  Payroll                                                                          (233)                          125
  Other property operations                                                        (288)                          526
  General and administrative                                                                                      732
  Buyout of employment                                                                         (3,203)(h)
    agreements, warrants and
    options expense
  Interest                                    1,722             1,369              (891)                        9,071
  Depreciation and amortization                 857               626              (233)                        4,620
                                         ----------        ----------        ----------       ----------   ----------
       Total operating expenses               2,724             2,354            (2,013)       (3,203)         18,635


                                     (continued)

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED DECEMBER 31, 1997

             (Unaudited--in thousands, except Share and Per Share Data)



                                                                                     1997 EVENTS
                                                    ---------------------------------------------------------------------------


                                          The                                                            1997
                                        Company        Property        McBride       Penn Square      Acquisition        1997
                                      Historical    Dispositions(a)   Portfolio(b)   Properties(c)   Properties(d)     Subtotal
                                      ----------    ---------------   ------------   -------------   -------------     --------
EQUITY IN EARNINGS (LOSSES) FROM
  INVESTMENT IN PARTNERSHIP
  AND MANAGEMENT COMPANY               $     404       $   (  436)     $              $     (392)      $             $     (424)

MINORITY INTEREST                           (876)                                                                          (876)

GAINS ON SALE OF PROPERTY                  4,608           (4,608)
                                       ---------       ----------      ----------     ----------       ----------    ----------
NET INCOME (LOSS)                      $   1,243       $   (4,603)     $    3,378     $     (392)      $    1,038    $      664
                                       ---------       ----------      ----------     ----------       ----------    ----------
                                       ---------       ----------      ----------     ----------       ----------    ----------

BASIC EARNINGS PER SHARE               $     .92
                                       ---------
                                       ---------

DILUTED EARNINGS PER SHARE             $     .88
                                       ---------
                                       ---------

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING - BASIC           1,347,297
                                       ---------
                                       ---------

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING - DILUTED         2,404,004
                                       ---------
                                       ---------




                                                              1998 EVENTS
                                      -----------------------------------------------------------
                                        One Philips        Double M
                                       Drive and 101      Development
                                         Commerce       Properties and                         Other              The
                                          Drive         GATX Properties      Property        Pro Forma          Company
                                      Acquisitions(e)   Acquisitions(f)   Dispositions(g)   Adjustments        Pro Forma
                                      ---------------   ---------------   ---------------   -----------        ---------
EQUITY IN EARNINGS (LOSSES) FROM
  INVESTMENT IN PARTNERSHIP
  AND MANAGEMENT COMPANY                 $                 $                $                $               $      (424)

MINORITY INTEREST                                                                               (2,266)(i)        (3,142)

GAINS ON SALE OF PROPERTY
                                         ----------        ----------       ----------       ---------       -----------
NET INCOME (LOSS)                        $    1,401        $    1,351       $     (187)            937       $     4,166
                                         ----------        ----------       ----------       ---------       -----------
                                         ----------        ----------       ----------       ---------       -----------

BASIC EARNINGS PER SHARE                                                                                     $       .78
                                                                                                             -----------
                                                                                                             -----------

DILUTED EARNINGS PER SHARE                                                                                   $       .77
                                                                                                             -----------
                                                                                                             -----------

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING - BASIC                                                                                   5,363,281
                                                                                                             -----------
                                                                                                             -----------

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING - DILUTED                                                                                 9,461,426
                                                                                                             -----------
                                                                                                             -----------



       The accompanying notes and management's assumptions are an integral part of this statement.

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                   CONDENSED CONSOLIDATING FINANCIAL INFORMATION



1.   BASIS OF PRESENTATION:


     American Real Estate Investment Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust which was organized in the state of Maryland. As of June 6, 1998, the Company owned 43 properties. All but five of the properties are owned directly or indirectly by American Real Estate Investment, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of March 31, 1998 and June 6, 1998, owned approximately 58% and 51% of the Operating Partnership, respectively.

     These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the McBride Portfolio, Penn Square Properties, Inc., the Moran Acquisition Properties, the Northfield Acquisition Properties, the Loew Acquisition Properties, 101 Commerce Drive, the GATX Properties and the Double M Development Properties. In management's opinion, all adjustments necessary to reflect the acquisitions of the McBride Portfolio, Penn Square Properties, Inc., the Moran Acquisition Properties, the Northfield Acquisition Properties, the Loew Acquisition Properties, 101 Commerce Drive, the GATX Properties and the Double M Development Properties by the Company have been made. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the period January 1, 1997, through the earlier of the respective acquisition date or March 31, 1998 or December 31, 1997. Operating results from those dates forward are included in the historical results of the Company.

2.   ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT
     OF OPERATIONS FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1998


(A)  ONE PHILIPS DRIVE AND 101 COMMERCE DRIVE ACQUISITIONS
     FOR THE THREE MONTHS ENDED MARCH 31,1998:



                                         101 Commerce                          Pro Forma
                                             Drive       One Philips Drive    Adjustments    Pro Forma
                                             -----       -----------------    -----------    ---------
REVENUE:
  Minimum rent                             $    61           $    26          $               $    87
  Tenant reimbursements and other income                           3                                3
                                           -------           -------          -------         -------
       Total revenue                            61                29                               90

OPERATING EXPENSES:
  Maintenance and other operating
    expenses
  Real estate taxes                                                3                                3
  Insurance
  Depreciation and amortization                                                    19(1)           19
  Mortgage and bank
     loan interest                                                                 38(2)           38
                                           -------           -------          -------         -------
       Total operating expenses                                    3               57              60
                                           -------           -------          -------         -------
       Net income                          $    61           $    26          $   (57)        $    30
                                           -------           -------          -------         -------
                                           -------           -------          -------         -------


--------------------------------------------------------------------------------

Footnotes:

(1) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

(2)  To record interest expense on mortgage indebtedness as follows:

                                          Mortgage               Interest
                                           Amount                Rate (%)
                                           ------                --------
           One Philips Drive              $  7,500                  7.03
           101 Commerce Drive               17,000                  7.03
                                          --------
                                          $ 24,500
                                          --------
                                          --------

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                   CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(B)  GATX PROPERTIES AND DOUBLE M DEVELOPMENT PROPERTIES
     FOR THE THREE MONTHS ENDED MARCH 31,1998:



                                          Double M
                                         Development                        Pro Forma
                                          Properties    GATX Properties    Adjustments    Pro Forma
                                          ----------    ---------------    -----------    ---------
REVENUE:
  Minimum rent                             $   350          $   423         $              $   773
  Tenant reimbursements and other income        78                                              78
                                           -------          -------         -------        -------
     Total revenue                             428              423                            851

OPERATING
  EXPENSES:
  Maintenance and
      other operating expenses                  37                                              37
  Utilities                                     25                                              25
  Real estate taxes                             47                                              47
  Depreciation and amortization                                                 150(1)         150
  Mortgage and bank loan interest                                               327(2)         327
                                           -------          -------         -------        -------
      Total operating expenses                 109                              477            586
                                           -------          -------         -------        -------
      Net income                           $   319          $   423         $  (477)       $   265
                                           -------          -------         -------        -------
                                           -------          -------         -------        -------


--------------------------------------------------------------------------------

Footnotes:

(1) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

(2)  To record interest expense on mortgage indebtedness as follows:

                                                Mortgage          Interest
                                                 Amount           Rate (%)
                                                 ------           --------
           GATX Properties                     $   8,433            7.71
           Double M Development Properties         9,357            7.71
                                               ---------
                                               $  17,790
                                               ---------
                                               ---------

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                   CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(C)    SALE OF AMERICANA LAKEWOOD

       On January 9, 1998, the Company sold a 300-unit multi-family residential property known as Americana Lakewood Apartments, located in the metropolitan Denver area, for a gross sales price of $15,066,000. This adjustment affects the elimination of the impact on the statement of operations for this property for the three months ended March 31, 1998.


(D) To adjust the minority interest's share of income in the Operating Partnership. The Company owned 58% of the Operating Partnership at March 31, 1998. The adjustment to record the income effect of the minority interest share for the three months ended March 31, 1998 in the pro forma income statement was computed as follows:


     Proforma Revenue                                                 $  6,634

     Proforma Operating Expenses                                         4,551

     Proforma Equity in Loss from Penn Square                             (162)
                                                                      --------

     Proforma Income before Minority Interest                         $  1,921
                                                                      --------

     Minority Interest (42%)                                              $807

     Minority Interest at March 31, 1998                                (3,617)
                                                                      --------
     Adjustment Required                                              $ (2,810)
                                                                      --------
                                                                      --------

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                   CONDENSED CONSOLIDATING FINANCIAL INFORMATION


3. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997

(a) To reflect the elimination of the statement of operations impact for the year ended December 31, 1997 for the multi-family residential properties which were sold during 1997. The combined results for these properties are shown as follows:

       FOR THE YEAR ENDED DECEMBER 31, 1997:

                                                             Emerald
                                     Timberleaf    Sedona    Pointe    Total
                                     ----------   --------  --------  --------
Revenue                                $    364   $  1,093  $         $  1,457

Operating expenses:
     Repairs and maintenance                 29         87                 116
     Property taxes                           9         48                  57
     Property management fees                12         35                  47
     Utilities                               98        181                 279
     Payroll                                 39        154                 193
     Other property operations               87        116                 203
     Interest                                91        307       447       845
     Depreciation                            45        162       (49)      158
                                       --------   --------  --------  --------
       Total operating expenses             410      1,090       398     1,898

Equity in earnings from investment
    in partnership                                               436       436

Minority interest

Gains on sales of property                  403      3,453       752     4,608
                                       --------   --------  --------  --------
Net income                             $    357   $  3,456  $    790  $  4,603
                                       --------   --------  --------  --------
                                       --------   --------  --------  --------

On February 28, 1997, the Company sold the 450-unit apartment complex known as the Timberleaf Apartments, which was constructed in 1972 and is located in Aurora, Colorado. The gross selling price for this property was approximately $9.1 million. On August 29, 1997, the Company sold the Sedona Apartments, a 276-unit apartment complex constructed in 1971 and located in Denver, Colorado. The property had been acquired by the Company upon its organization as a REIT in 1993. The selling price for the property was $9.2 million.

On September 26, 1997, the Company sold its 50% general partner interest in Emerald Vista Associates, L.P., which owns the 456-unit apartment complex known as the Emerald Pointe Apartments located in San Diego County, California. The selling price for the general partnership interest was $2 million.

The pro forma effects of these property sales are shown above for the year ended December 31, 1997.

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                   CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(b)    MCBRIDE PORTFOLIO
       FOR THE YEAR ENDED DECEMBER 31, 1997:



                                                                              McBride
                                                McBride       Pro Forma      Portfolio
                                               Portfolio     Adjustments     Pro Forma
                                               ---------     -----------     ---------
     Revenue:

          Minimum rent                         $   9,310      $              $   9,310

          Tenant reimbursements and
            other income                           1,098                         1,098
                                               ---------      ---------      ---------
               Total revenue                      10,408                        10,408

     Operating expenses:
          Maintenance, administrative and
          other operating expenses                 2,419         (1,199)(1)      1,220
          Real estate taxes                          516                           516
          Depreciation and amortization                           1,946 (2)      1,946
          Mortgage and bank loan interest                         3,348 (3)      3,348
                                               ---------      ---------      ---------
               Total operating expenses            2,935          4,095          7,030
                                               ---------      ---------      ---------
     Net income                                $   7,473      $  (4,095)     $   3,378
                                               ---------      ---------      ---------
                                               ---------      ---------      ---------


--------------------------------------------------------------------------------

Footnotes:


(1)  To eliminate non-recurring McBride general and
     administrative costs which will not be incurred as a
     result of the future operations of the McBride Portfolio
     by the Company
          - Property management fees                               $   136,000
          - General and administrative expenses                      1,063,000
                                                                   -----------
                                                                   $ 1,199,000
                                                                   -----------
                                                                   -----------

(2)  To record depreciation expense related to the McBride         $ 1,946,000
     Portfolio real estate assets over a useful life of 35
     years.

(3)  To record amortization of $500,000 of deferred financing costs related to the refinancing of the McBride
     Portfolio debt with Nomura over a ten-year period.            $    48,000

     To record interest expense on the $45,000,000 of assumed
     McBride Portfolio debt at 7.71%.                                3,300,000
                                                                   -----------
                                                                   $ 3,348,000
                                                                   -----------
                                                                   -----------

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                   CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(c)    PENN SQUARE PROPERTIES

       FOR THE YEAR ENDED DECEMBER 31, 1997:

                                         Penn Square                Penn Square
                                          Properties    Pro Forma    Properties
                                          Historical   Adjustments   Pro Forma
                                          ----------   -----------   ---------
Revenue:                                   $   2,271    $            $   2,271
                                           ---------    ---------    ---------
Operating expenses:
     Compensation and benefits                 2,047          280(1)     2,327

     Other                                       187                       187
                                           ---------    ---------    ---------

          Total operating expenses             2,234          280        2,514
                                           ---------    ---------    ---------

Pre-tax income (loss)                             37         (280)        (243)
                                           ---------    ---------    ---------
     Provision for income taxes

          Net income (loss)                       37         (280)        (243)
                                           ---------    ---------    ---------
                                           ---------    ---------    ---------
     Amortization of excess purchase
        price over net assets acquired
        recorded in consolidation (2)                                      170
                                                                     ---------

     Net loss, as adjusted                                               $(413)
                                                                     ---------
                                                                     ---------

     Operating Partnership's share of
        net loss of Penn Square (95%)                                    $(392)
                                                                     ---------
                                                                     ---------

--------------------------------------------------------------------------------

Footnotes:

(1) To reflect additional payroll costs associated with operating the combined Company after the December 12, 1997 transactions to acquire the McBride Portfolio.

(2) Excess purchase price over net assets acquired of $4,250,000 is amortized over 25 years.

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                   CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(d)    ACQUISITION PROPERTIES
       FOR THE YEAR ENDED DECEMBER 31,1997:



                              Dana         Loew       Northfield      Pro Forma
                            Building    Properties    Properties     Adjustments    Pro Forma
                            --------    ----------    ----------     -----------    ---------
    REVENUE:
      Minimum rent          $    365     $  1,704      $  1,120      $              $  3,189
      Tenant reimbursements
        and other income           7          245           148                          400
                            --------     --------      --------      --------       --------
        Total revenue            372        1,949         1,268                        3,589

    OPERATING
     EXPENSES:
      Maintenance and
        other operating
        expenses                               75           173                          248
      Real estate taxes            1          187           126                          314
      Insurance                    6           16            60                           82
      Depreciation and
        amortization                                                      673(1)         673
      Mortgage and bank
        loan interest                                                   1,234(2)       1,234
                            --------     --------      --------      --------       --------

          Total operating
            expenses               7          278           359         1,907          2,551
                            --------     --------      --------      --------       --------

          Net income        $    365     $  1,671      $    909      $ (1,907)      $  1,038
                            --------     --------      --------      --------       --------
                            --------     --------      --------      --------       --------



--------------------------------------------------------------------------------


Footnotes:

(1) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

(2)  To record interest expense on mortgage indebtedness as follows:

                                          Mortgage        Interest
                                           Amount         Rate (%)
                                           ------         --------
                Dana Building             $  1,155          7.38
                Loew Properties              2,875          8.25
                                             4,385          8.50
                                             3,358          8.50
                Northfield Properties        3,500          7.25
                                          --------
                                          $ 15,273
                                          --------
                                          --------

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

              NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                    CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(e)       ONE PHILIPS DRIVE AND 101 COMMERCE DRIVE ACQUISITIONS
          FOR THE YEAR ENDED DECEMBER 31,1997:

                                          101 Commerce                                       Pro Forma
                                              Drive            One  Philips Drive           Adjustments             Pro Forma
                                          ------------         ------------------           -----------             ---------
 REVENUE:
      Minimum rent                             $ 2,788              $ 1,188                 $                       $ 3,976
      Tenant reimbursements and other income         4                  145                                             149
                                               -------              -------                 --------                -------
          Total revenue                          2,792                1,333                                           4,125

 OPERATING EXPENSES:
      Maintenance and other operating
        expenses
      Real estate taxes                                                 145                                             145
      Insurance
      Depreciation and amortization                                                              857 (1)                857
      Mortgage and bank
        loan interest                                                                          1,722 (2)              1,722
                                               -------              -------                 --------                -------
          Total operating expenses                                      145                    2,579                  2,724
                                               -------              -------                 --------                -------
          Net income                           $ 2,792              $ 1,188                  $(2,579)               $ 1,401
                                               -------              -------                 --------                -------
                                               -------              -------                 --------                -------



Footnotes:

(1) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

(2)  To record interest expense on mortgage indebtedness as follows:

                                          Mortgage               Interest
                                           Amount                Rate (%)
                                          --------               --------
           One Philips Drive              $  7,500                  7.03
           101 Commerce Drive               17,000                  7.03
                                          --------
                                          $ 24,500
                                          --------
                                          --------

                      AMERICAN REAL ESTATE INVESTMENT CORPORATION

              NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                    CONDENSED CONSOLIDATING FINANCIAL INFORMATION

(f)    GATX PROPERTIES AND DOUBLE M DEVELOPMENT PROPERTIES
       FOR THE YEAR ENDED DECEMBER 31,1997:

                                              Double M
                                            Development                                    Pro Forma
                                             Properties           GATX Properties         Adjustments              Pro Forma
                                             ----------           ---------------         -----------              ---------
REVENUE:
  Minimum rent                               $  1,605               $  1,770            $                            $  3,375
  Tenant reimbursements and other income          330                                                                     330
                                             --------                -------               --------                  --------
     Total revenue                              1,935                  1,770                                            3,705

OPERATING
  EXPENSES:
  Maintenance and
     other operating expenses                      59                                                                      59
  Utilities                                       104                                                                     104
  Real estate taxes                               196                                                                     196
  Depreciation and amortization                                                               626 (1)                     626
  Mortgage and bank loan interest                                                           1,369 (2)                   1,369
                                             --------                -------               --------                  --------
     Total operating expenses                     359                                       1,995                       2,354
                                             --------                -------               --------                  --------
     Net income                              $  1,576               $  1,770            $  (1,995)                   $  1,351
                                             --------                -------               --------                  --------
                                             --------                -------               --------                  --------



Footnotes:

(1) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

(2)  To record interest expense on mortgage indebtedness as follows:

                                             Mortgage            Interest
                                              Amount             Rate (%)
                                             ------             --------
      GATX Properties                         $  8,433               7.71
      Double M Development Properties            9,357               7.71
                                              --------
                                              $ 17,790
                                              --------
                                              --------

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

              NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                    CONDENSED CONSOLIDATING FINANCIAL INFORMATION



(g)  SALE OF AMERICANA LAKEWOOD

     On January 9, 1998, the Company sold a 300-unit multi-family residential property known as Americana Lakewood Apartments, located in the metropolitan Denver area, for a gross sales price of $15,066,000. This adjustment affects the elimination of the impact on the statement of operations for this property for the year ended December 31, 1997.

(h) To eliminate the pro forma effect of the non-recurring costs associated with the buyout of certain executive management employment agreements and outstanding options and warrants in conjunction with the transactions which occurred on December 12, 1997, related to the Company's reorganization into an office and industrial real estate investment trust.

(i) To adjust the minority interest's share of income in the Operating Partnership. The Company owned 57% of the Operating Partnership at December 31, 1997. The adjustment to record the income effect of the minority interest share for the year ended December 31, 1997 in the pro forma income statement was computed as follows:

     Proforma Revenue                                                 $  26,367
     Proforma Operating Expenses                                         18,635
     Proforma Equity in Loss from Penn Square                              (424)
                                                                      ---------
     Proforma Income before Minority Interest                         $   7,308
                                                                      ---------
     Minority Interest (43%)                                          $   3,142
     Minority Interest at December 31, 1997
                                                                           (876)
                                                                      ---------
     Adjustment Required                                              $   2,266
                                                                      ---------
                                                                      ---------

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To American Real Estate Investment Corporation:

We have audited the statement of revenue and certain expenses of Double M Development Properties for the year ended December 31, 1997. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K/A of American Real Estate Investment Corporation, as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Double M Development Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                               /s/ Arthur Andersen LLP

Philadelphia, Pa.,
June 5, 1998

                           DOUBLE M DEVELOPMENT PROPERTIES

                 STATEMENTS OF REVENUE AND CERTAIN EXPENSES (NOTE 1)


                                            For the
                                        Three Months Ended    For the Year Ended
                                         March 31, 1998       December 31, 1997
                                         --------------       -----------------
                                            (unaudited)
REVENUE:
     Minimum rent (Note 2)                  $   349,831         $  1,605,358
     Tenant reimbursements                       78,206              327,565
     Other income                                    --                1,761
                                            -----------         ------------
       Total revenue                            428,037            1,934,684

CERTAIN EXPENSES:
     Maintenance and other operating
        expenses                                 37,207               58,727
     Utilities                                   24,809              103,915
     Real estate taxes                           46,920              196,524
                                            -----------         ------------
       Total certain expenses                   108,936              359,166


REVENUE IN EXCESS OF CERTAIN EXPENSES       $   319,101         $  1,575,518
                                            -----------         ------------
                                            -----------         ------------

      The accompanying notes are an integral part of these financial statements.

                           DOUBLE M DEVELOPMENT PROPERTIES

                  NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                  DECEMBER 31, 1997


1.   BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflects the operations of Double M Development Properties ("the Properties"), located in the suburban Harrisburg, Pennsylvania area. American Real Estate Investment Corporation ("the Company") acquired the Properties from Double M Development Company on March 27, 1998.
The Properties consist of five industrial buildings that have an aggregate net rentable area of approximately 466,000 square feet (100% leased as of December 31, 1997). This statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K/A, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Properties are maintained on an accrual basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Properties.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The statement of revenue and certain expenses for the three months ended
March 31, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   OPERATING LEASES:

Minimum rent presented of the year ended December 31, 1997 includes straight-line adjustments which decrease rental revenue by $20,879 in accordance with generally accepted accounting principles.

The following tenants account for greater than 10% of minimum rent as of December 31, 1997:

             Tenant                                         Minimum Rent
             ------                                         ------------
        Bayard Sales Corporation                                $302,787
        FDA Packaging, Inc.                                      208,500
        Excel Logistics, Inc.                                    334,281
        Ezon, Inc.                                               269,578

Properties are leased to tenants under operating leases with expiration dates extending to the year 2002. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

                           1998           $1,433,774
                           1999            1,050,940
                           2000            1,041,840
                           2001              654,169
                           2002              280,676



Certain leases also include provisions requiring tenants to reimburse the Properties for management costs and other operating expenses up to stipulated amounts.

3.  SUBSEQUENT EVENT

On March 27, 1998, the Company consummated the acquisition of these properties from Double M Development Company for a gross selling price of $14,400,000.

                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To American Real Estate Investment Corporation:

We have audited the statement of revenue and certain expenses of the GATX Properties for the year ended December 31, 1997. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K/A of American Real Estate Investment Corporation, as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the GATX Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                               /s/ Arthur Andersen LLP

Philadelphia, Pa.,
April 1, 1998

                                   GATX PROPERTIES

                 STATEMENTS OF REVENUE AND CERTAIN EXPENSES (NOTE 1)

                                              For the
                                         Three Months Ended   For the Year Ended
                                           March 31, 1998      December 31, 1997
                                           --------------     ------------------
                                             (unaudited)
REVENUE:
     Minimum rent (Note 2)                    $  422,516          $  1,769,700
                                               ---------           -----------

REVENUE IN EXCESS OF CERTAIN EXPENSES         $  422,516          $  1,769,700
                                               ---------           -----------
                                               ---------           -----------


      The accompanying notes are an integral part of these financial statements.

                                  GATX PROPERTIES

                NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                 DECEMBER 31, 1997



1.   BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflects the operations of the GATX Properties ("the Properties"), located in Liverpool, New York. American Real Estate Investment Corporation (the "Company) acquired the Properties from TriNet Corporate Realty Trust, Inc. ("TriNet") on March 27, 1998. The Properties consists of four industrial buildings with an aggregate net rentable area of approximately 650,000 square feet (100% leased as of December 31, 1997). This statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K/A, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Properties are maintained on an accrual basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Properties.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The statement of revenue and certain expenses for the three months ended March 31, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   OPERATING LEASES:

GATX, Inc. ("GATX") occupies 100% of the Properties and pays all operating expenses directly under the terms of it's leases. As a result, no operating expenses are reflected in the accompanying financial statement.

The Properties are leased to GATX under operating leases with expiration dates extending to the year 2001. Future minimum rentals under noncancelable operating leases as of December 31, 1997 are as follows:

                           1998         $  1,769,700
                           1999            1,769,700
                           2000            1,769,700
                           2001              737,375

3.   SUBSEQUENT EVENT:

In February, 1998, the Company entered into an agreement to acquire these Properties from TriNet for a gross selling price of $13,000,000. The acquisition of these Properties was consummated on March 27, 1998.